                                                   Filed Pursuant to Rule 497(e)
                                    under the Securities Act of 1933, as amended
                                                 File Registration No.: 33-65632

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                          SCHRODER GLOBAL SERIES TRUST

                      Supplement dated September 4, 2007 to
             Statement of Additional Information dated March 1, 2007

With this supplement, the Statement of Additional Information is being updated for Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund
with respect to the Portfolio Managers of these Funds.

PORTFOLIO MANAGERS: The "Portfolio Managers" section in the Statement of
Additional Information is supplemented to reflect that Matthew J. Murphy is no longer serving as a Portfolio Manager for Schroder
Enhanced Income Fund or Schroder Total Return Fixed Income Fund.

With this supplement, the Statement of Additional Information is being updated for all funds of Schroder Capital Funds (Delaware), Schroder Series Trust and
Schroder Global Series Trust (together, the "Trusts") with respect to the Board of Trustees of the Trusts.

MANAGEMENT OF THE TRUSTS: The "Management of the Trusts" section in the
Statement of Additional Information is supplemented to reflect that Mr. Peter E.
Guernsey, a longtime Trustee of the Trusts, passed away in August  2007.